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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                 Date of Report
                        (Date of earliest event reported)
                                March 5, 1997

                            ADVANCED FINANCIAL, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)

            0-19485                                     84-1069415
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       (Commission File No.)                          (IRS Employer
                                                    identification No.)

                                 5425 Martindale
                                 Shawnee, Kansas
                                     66218
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             (Address of principal executive offices and Zip Code)

                                 (913) 441-2466
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              (Registrant's telephone number, including area code)


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ITEM 4.  Changes in Registrant's Certifying Accountant

     On March 4, 1997, Registrant agreed to engage Grant Thornton LLP ("Grant Thornton") as Registrant's independent auditors in connection with an audit of the Registrant's financial statements for the year ending March 31, 1997.

     As previously reported on Form 8-K on July 23, 1996, Registrant and KPMG Peat Marwick LLP (Registrant's former auditors) mutually agreed to terminate their relationship in July of 1996. Grant Thornton replaces KPMG Peat Marwick LLP as Registrant's auditors.

Item 7.  Financial Statements and Exhibits

     a. Financial Statements
         None

     b. Proforma Financial Statements
         None

     c. Exhibits

          16.1 Letter on Changes in Certifying Accountant - incorporated by reference to Exhibit 16.1 to Form 8-K filed July 23, 1996.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ADVANCED FINANCIAL, INC.
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                                             (Registrant)


                                             BY:  /S/  WILLIAM B. MORRIS
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                                                  William B. Morris, Secretary